Exhibit 10.7

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT, dated as of June 3, 2014 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of November 14, 2012 (as amended, modified or supplemented through the date hereof, the “Credit Agreement”), among Caesars Entertainment Operating Company, Inc., a Delaware corporation (the “Borrower”), and Caesars Entertainment Corporation, a Delaware corporation (the “Lender”). Capitalized terms used but not defined herein have the meaning provided in the Credit Agreement (as amended hereby).
WHEREAS, the Borrower intends to repay $260,400,000 of the Loans outstanding under the Credit Agreement as of the date of this Amendment (the “Repayment Amount”);
WHEREAS, pursuant to Section 6.08(b) of the Credit Agreement, the Borrower and the Lender may agree to amend the Credit Agreement as set forth herein; and
WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment. Notwithstanding the terms of Section 2.01 of the Credit Agreement, which provides that the Lender may agree, in its sole discretion, to make Loans to the Borrower from time to time during the Availability Period, the Lender hereby agrees that if the Borrower repays the Repayment Amount on or after the date of this Amendment, the Lender will permit the Borrower to reborrow Loans after the date of such repayment in an aggregate amount up to such Repayment Amount at any time on or prior to the second anniversary of the date on which the Lender receives such repayment; provided, that such borrowing is otherwise in compliance with the other terms and conditions of the Credit Agreement (including, without limitation, Section 4.01 of the Credit Agreement).
Section 2.Effectiveness; Counterparts; Amendments. This Amendment shall become effective when copies hereof that, when taken together, bear the signatures of the Borrower and the Lender shall have been received by the Lender. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Lender and the Borrower. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 3.No Other Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Lender except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with their terms.
Section 4.Applicable Law; Waiver of Jury Trial. (A)  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 6.11 AND SECTION 6.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CAESARS ENTERTAINMENT CORPORATION.
as Lender

By:	/S/ DONALD A. COLVIN
Name: Donald A. Colvin
Title: Executive Vice President and Chief Financial Officer
CAESARS ENTERTAINMENT OPERATING COMPANY, INC.,
as Borrower

By:	/S/ DONALD A. COLVIN
Name: Donald A. Colvin
Title: Executive Vice President and Chief Financial Officer